UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 27, 2013, AsiaInfo-Linkage, Inc. (the “Company”) reported its first quarter results for the period ended March 31, 2013. The Company’s earnings release for the first quarter 2013 results is furnished herewith as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 25, 2013, the Company held an annual meeting of its stockholders (the “Annual Meeting”). Of the 72,762,847 shares of the Company’s common stock outstanding and entitled to vote as of the February 25, 2013 record date for the Annual Meeting, a total of 61,667,158 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum.

Set forth below are the proposals on which the Company’s stockholders voted at the Annual Meeting and the voting results for each proposal.

1. A proposal to elect the following three directors to serve for three-year terms to expire at the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Withheld	Abstentions	Broker Non-Votes
Steve Zhang	38,163,963	10,194,685	N/A	13,308,510
Thomas J. Manning	48,010,866	347,782	N/A	13,308,510
Sean Shao	44,006,584	4,352,064	N/A	13,308,510

The votes in favor of Steve Zhang, Thomas J. Manning and Sean Shao were sufficient to elect each of them as directors.

2. A proposal to ratify the appointment of Deloitte Touche Tohmatsu Certified Public Accountants LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,432,791	34,075	200,292	0

This proposal was approved.

3. A proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and related narrative disclosures in the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,849,375	382,373	126,900	13,308,510

This proposal was approved.

A copy of the press release announcing the voting results of the Annual Meeting is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Earnings release dated April 27, 2013 announcing the Company’s first quarter 2013 results.

99.2	Press release dated April 27, 2013 announcing the voting results of the annual meeting of AsiaInfo-Linkage, Inc.’s stockholders held on April 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: April 29, 2013		Jun Wu
	Name:	Jun Wu
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings release dated April 27, 2013 announcing the Company’s first quarter 2013 results.

99.2	Press release dated April 27, 2013 announcing the voting results of the annual meeting of AsiaInfo-Linkage, Inc.’s stockholders held on April 25, 2013.